SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 6, 2008

CHINA VOIP & DIGITAL TELECOM INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-131017	98-0509797
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

11th Floor Tower B1, Yike Industrial Base, Shunhua Rd,

High-tech Industrial Development Zone, Jinan, China 250101

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-531-87027114

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On October 6, 2008, we received an Event of Default Redemption Notice (the "October Default Notice") from Castlerigg Master Investments Ltd. (“Castlerigg”) with respect to the Securities Purchase Agreement and related transaction documents dated December 21, 2007 (the “Financing Transaction”).  The Financing Transaction is disclosed in more detail in the Form 8-k filed on December 26, 2007 and all transaction documents are attached to that Form 8-k and are herein incorporated by reference.

As previously disclosed in the Company's Form 10-Q filed on August 14, 2008, we received an Event of Default Redemption Notice dated July 25, 2008 (the "July Default Notice") from Castlerigg with respect to the Financing Transaction. Due to our inability to settle the issues raised in the July Default Notice, Castlerigg issued the October Default Notice which reaffirmed and repeated the events of default stated in the July Default Notice.  Specifically, the July Default Notice and the October Default Notice stated that we are in default for failure to: (1) cause the Initial Registration Statement to be declared effective by the SEC on or prior to June 18, 2008; and (2) make the required Registration Delay Payments to Castlerigg on or prior to the applicable Payment Date. On July 29, 2008, the Registration Statement went effective. The October Default Notice seeks to redeem the Note in full at the Event of Default Redemption Price (as defined in the Note), which calculated as of the date in the October Default Notice equals $6,371,200.77.

As the Company previously reported in the August 14, 2008 Form 10-Q (with regard to the July Default Notice) and reaffirms here, the Company does not believe that it is in default under the Note.  The Company does not believe that any of the Events constitutes a default under the Note.  Although no assurances can be given as to the ultimate outcome of this matter, the Company disagrees with the claims in the July Default Notice and the October Default Notice that a default has occurred under the Note and intends to vigorously contest these claims.

The July Default Notice and the October Default Notice thereto are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
99.1	Letter (July Default Notice) dated July 25, 2008 from Castlerigg Master Investments Ltd.
99.2	Letter (October Default Notice) dated October 6, 2008 from Castlerigg Master Investments Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA VOIP & DIGITAL TELECOM, INC.
Dated: October 10, 2008
By: /s/ Li Kunwu
Li Kunwu President and Chief Executive Officer